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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) November 4, 1996


                               1st Bergen Bancorp
                               ------------------
             (Exact name of registrant as specified in its charter)

        New Jersey                    0-27686                  22-3409845
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(State or other jurisdiction        (Commission              (IRS Employer
      of incorporation)             File Number)           Identification No.)


  250 Valley Boulevard, Wood-Ridge, New Jersey         07075
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  (Address of principal executive offices)          (Zip Code)

Registrant's telephone number, including area code (201) 939-3400

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Item 5. Other.

      The Registrant issued a press release on November 4, 1996 announcing its fourth fiscal quarter ended September 30, 1996 earnings.

Item 7. Exhibits.

      The following exhibit is filed with this Current Report on Form 8-K.

Exhibit No.                   Description
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  99           Press Release dated November 4, 1996 announcing the Registrant's fourth fiscal quarter ended September 30, 1996 earnings.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, 1st Bergen Bancorp has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                             1ST BERGEN BANCORP
                                               (Registrant)


Dated:  November 5, 1996                  By: /s/ Albert E. Gossweiler
                                              ------------------------
                                                Albert E. Gossweiler,
                                                Executive Vice President
                                                and Chief Financial
                                                Officer

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                                  EXHIBIT INDEX

                           CURRENT REPORT ON FORM 8-K

Exhibit No.       Description                               Page No.
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  99              Press Release dated November                 5
                  4, 1996 announcing the
                  Registrant's fourth fiscal
                  quarter ended September 30,
                  1996 earnings.